EXHIBIT 10.2

                                  STATEMENT OF
                  RF COLORADO VENTURES, LLC, RF VENTURES, INC.,
                                AND M.A. LITTMAN
                                      AS TO
                        THE JOINT FILING OF SCHEDULE 13D



We, the undersigned, hereby consent to the joint filing with the Securities and Exchange Commission ("SEC") of the Schedule 13D, dated July 6, 2012 on our behalf by RF Colorado Ventures, LLC.


Date:  July 6, 2012

                                   RF COLORADO VENTURES, LLC
                                   By RF Ventures, Inc., Manager



                                   By:
                                       --------------------------------------
                                       Manager of RF Colorado Ventures, LLC



                                   RF VENTURES, INC.



                                   --------------------------------------
                                   M.A. Littman, President



                                   M.A. LITTMAN




                                   --------------------------------------
                                   M.A. Littman, Individually